Exhibit 10.43

AMENDMENT TO SEVERANCE AGREEMENT

This AMENDMENT TO SEVERANCE AGREEMENT is made and effective as of the 21st day of February, 2005, by and between Reliant Energy, Inc., a Delaware corporation having its principal place of business in Houston, Harris County, Texas (the “Company”), and Robert W. Harvey (“Executive”).

WHEREAS, Executive was employed by the Company as the Executive Vice President, Power Generation and Supply; and

WHEREAS, Executive will resign his employment as the Company’s Executive Vice President, Power Generation and Supply and all of his other positions with the Company and its subsidiaries and affiliates, effective as of February 21, 2005; and

WHEREAS, the Company and the Executive have previously entered into that certain Severance Agreement, effective as of May 30, 2003 (the “Agreement”); and

WHEREAS, the Company considers it in the best interest of the Company to amend certain provisions of the Agreement;

NOW, THEREFORE, the Company and Executive have entered into this amendment to the Agreement, effective as of February 21, 2005, as follows:

1. The definition of “Covered Termination” in Section 1 of the Agreement is hereby amended to add the following sentence to the end thereof:

“Furthermore, notwithstanding the foregoing, a Covered Termination shall also include Executive’s voluntary resignation of employment effective February 21, 2005, pursuant to his letter of resignation dated that same date.”

2. Except as otherwise expressly provided in this Amendment to the Agreement to the contrary, and without duplication of benefits, Executive shall be entitled to the benefits as provided under the terms of the Agreement, and all terms, conditions, and restrictions set forth in the Agreement, including, but not limited to, the Waiver and Release requirement, shall continue in full force and effect and shall apply with respect to this Amendment.

3. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be executed as of the date set forth below.

RELIANT ENERGY, INC.

By:	/s/ JOEL V. STAFF
Joel V. Staff
Chairman and Chief Executive Officer

Signature Date: February 21, 2005

EXECUTIVE

By:	/s/ ROBERT W. HARVEY
Robert W. Harvey

Signature Date: February 21, 2005

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